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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                 ______________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 3, 1995



                                 CLUB CAR, INC.


            Delaware                   0-22452                  13-3488925
    (State of incorporation)    (Commission file number)     (I.R.S. Employer
                                                            Identification No.)

         4152 Washington Road
        Martinez, Georgia  30907                               (706) 863-3000
         (Address of principal                               (Telephone Number)
           executive offices)
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ITEM 5.      OTHER EVENTS.

      On February 3, 1995, Club Car, Inc. entered into an Agreement and Plan of Merger with Clark Equipment Company, headquartered in South Bend, Indiana. A copy of the press release announcing this agreement is filed as an exhibit to this Report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (c)    Exhibits.

          99.1     Press release of Club Car, Inc., dated February 3, 1995.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                   CLUB CAR, INC.


      Date:  February 7, 1995             By   /s/ A. Montague Miller
                                                   A. Montague Miller
                                                   President, Chief Operating
                                                   Officer and Secretary





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                               INDEX TO EXHIBITS


Document
- - - --------
99.1   Press release of Club Car, Inc., dated February 3, 1995





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